COMMERCIAL PROPERTY REVENUE	12 Months Ended
Dec. 31, 2021
Revenue [abstract]
COMMERCIAL PROPERTY REVENUE	COMMERCIAL PROPERTY REVENUE
The components of commercial property revenue are as follows:

(US$ Millions) Years ended Dec. 31,	2021	2020	2019
Base rent	$3,462	$3,613	$3,814
Straight-line rent	25	133	115
Lease termination	68	27	44
Other lease income(1)	662	627	612
Other revenue from tenants(2)	946	997	1,106
Total commercial property revenue	$5,163	$5,397	$5,691
(1)Other lease income includes parking revenue and recovery of property tax and insurance expense from tenants.
(2)Consists of recovery of certain operating expenses and other revenue from tenants which are accounted for in accordance with IFRS 15.

As a result of the shutdown, certain of the partnership’s tenants, primarily in the Core Retail segment, requested rental assistance, in the form of either a deferral or rent reduction. Lease concessions granted in response to the shutdown are accounted for as a lease modification and are recognized prospectively over the remaining lease term when they become legally enforceable. The partnership granted abatements of $82 million (2020 - $62 million) for the twelve months ended December 31, 2021, primarily related to prior year rents in response to tenants impact by the shutdown.

The partnership leases properties under operating leases generally with lease terms of between 1 and 15 years, with options to extend. Minimum rental commitments under non-cancellable tenant operating leases are as follows:

(US$ Millions)	Dec. 31, 2021	Dec. 31, 2020
Less than 1 year	$2,776	$3,332
1-5 years	9,029	10,800
More than 5 years	8,522	11,216
Total	$20,327	$25,348
INVESTMENT AND OTHER REVENUE
The components of investment and other revenue are as follows:

(US$ Millions) Years ended Dec. 31,	2021	2020	2019
Investment income	$476	$177	$223
Fee revenue	255	228	259
Dividend income	77	44	6
Interest income and other	37	45	107
Participating loan interests	—	—	8
Other	19	—	—
Total investment and other revenue	$864	$494	$603